UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         SCHEDULE 14A - AMENDMENT NO. 1


   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule14a-6(e)
    (2))
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                           BISHOP CAPITAL CORPORATION
                 ----------------------------------------------
                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

[ ] No fee required.


[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1.   Title of each class of securities to which transaction applies:

     ------------------------------------------

2.   Aggregate number of securities to which transaction applies:

     ------------------------------------------

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                                                 ------------------------------

4.   Proposed maximum aggregate value of transaction:
                                                     --------------------------

5.   Total fee paid:
                    -----------------------------------------------------------

[X]  Fee paid previously with preliminary materials.


[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1. Amount Previously Paid:
                          -----------------------------------------------------

2. Form, Schedule or Registration Statement No.:
                                                -------------------------------

3. Filing Party:
                ---------------------------------------------------------------

4. Date Filed:
              -----------------------------------------------------------------

                           BISHOP CAPITAL CORPORATION
                             716 College View Drive
                             Riverton, Wyoming 82501

                                ___________, 2003



Dear Shareholder:

     You are cordially invited to attend the Special Meeting of Shareholders of Bishop Capital Corporation (the "Company" or "Bishop Capital") on _____________, ___________, 2003, at _____ __.m., Mountain Time. The Special Meeting will be held at the Company's offices at 716 College View Drive, Riverton, Wyoming.


     Management has evaluated the significant and continually increasing cost of remaining a public company, and believes that there is no corresponding benefit to the Company and its shareholders. The Company is paying substantial expenses to be a public company, approximately $75,000 per year. However, there is no public market for the Company's shares and it is unlikely that there will be a public market for the Company's shares in the foreseeable future. Although the Company's shares are traded on the NASDAQ Over-the-Counter Bulletin Board, there are only sporadic trades and essentially no trading market. The Board has determined that the costs of remaining a public company are not justifiable, nor in the best interest of the Company and its shareholders. For this reason the Board is recommending that the Company cease to be a public company.


     In order that the Company's business operations can continue without the economic burden of being a public company, the shareholders are being asked to approve Articles of Merger and a Plan of Reorganization pursuant to which the Company and its operations would be merged with and into Anchor Holdings, Inc., a wholly-owned subsidiary of the Company ("Anchor Holdings"), and each share of Bishop Capital common stock would be automatically cancelled and converted into the right to receive one share of Anchor Holdings' common stock. Upon completion of the transaction, Anchor Holdings would be the surviving corporation, Bishop Capital would cease to exist, and the shareholders of Bishop Capital would be shareholders of Anchor Holdings. The transaction is intended to qualify as a tax-free reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.


     A majority vote in favor of the transaction by the outstanding shares entitled to vote thereon will be required for approval of the transaction. Abstentions will be counted for purposes of establishing a quorum only. Only those votes cast for the transaction will be counted as votes in favor or affirmative votes. The officers and directors of the Company hold 36.8% of the outstanding common shares and have indicated their intention to vote in favor of the transaction.

     The accompanying Notice of Special Meeting and Proxy Statement describe the matters to be considered and voted upon at the Meeting. In addition to consideration of these matters, there will be a report to the shareholders on the affairs of the Company, and shareholders will have an opportunity to discuss matters of interest regarding the Company.

     It is important that your shares be represented, whether or not you plan to attend the Meeting personally. To ensure that your vote will be received and counted, please promptly complete, date and sign the Proxy included as Appendix A to the Proxy Statement and return it in the enclosed return envelope, whether or not you plan to attend the Meeting in person.

     We look forward to seeing you at the Special Meeting.

                                            Sincerely,


                                            -----------------------------------
                                                 Robert E. Thrailkill,
                                                 Chairman of the Board

                           BISHOP CAPITAL CORPORATION
                             716 College View Drive
                             Riverton, Wyoming 82501

--------------------------------------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON __________, __________, 2003
--------------------------------------------------------------------------------


TO THE SHAREHOLDERS OF BISHOP CAPITAL CORPORATION:

     NOTICE is hereby given that the Special Meeting of Shareholders of Bishop Capital Corporation, a Wyoming corporation (the "Company" or "Bishop Capital"), will be held at the Company's offices at 716 College View Drive, Riverton, Wyoming, on __________, __________, 2003, at _______ __.m., Mountain Time, to
consider and take action on the following matters:

     1. In order that the Company's business operations can continue without the economic burden of being a public company, the shareholders are being asked to approve Articles of Merger and a Plan of Reorganization pursuant to which the Company and its operations would be merged with and into Anchor Holdings, Inc., a wholly-owned subsidiary of the Company ("Anchor Holdings"), and each share of Bishop Capital common stock would be automatically cancelled and converted into the right to receive one share of Anchor Holdings' common stock. Upon completion of the transaction, Anchor Holdings would be the surviving corporation, Bishop Capital would cease to exist, and the shareholders of Bishop Capital would be shareholders of Anchor Holdings. The transaction is intended to qualify as a tax-free reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended; and

     2. To transact such other business as may properly come before the Meeting or any continuation, postponement or adjournment thereof.


     The statement of the foregoing proposals is only a summary. Additional information relating to the proposals is set forth in the accompanying Proxy Statement.


     The Board of Directors has fixed the close of business on ______________, 2003 as the record date (the "Record Date") for the determination of shareholders entitled to notice of the Special Meeting of Shareholders and entitled to vote at this Special Meeting and at any continuation, postponement or adjournment thereof.

     Date: __________, 2003 ("Notice Date")

                                            By Order of the Board of Directors



                                            -----------------------------------
                                                 Robert E. Thrailkill,
                                                 Chairman of the Board

                           BISHOP CAPITAL CORPORATION
                             716 College View Drive
                             Riverton, Wyoming 82501

                            ------------------------

                                 PROXY STATEMENT
                            ------------------------


                                     GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors (the "Board") of Bishop Capital Corporation, a Wyoming corporation (the "Company" or "Bishop Capital"), for use at the Special Meeting of Shareholders to be held on __________, __________, 2003, at _____ __.m., Mountain Time (the "Special
Meeting"), or at any continuation, postponement or adjournment thereof, for the purposes set forth herein and in the accompanying Notice of Special Meeting. The Special Meeting will be held at the Company's offices at 716 College View Drive, Riverton, Wyoming. The Proxy and Proxy Statement will be mailed to shareholders on or about __________, 2003.


     Management has evaluated the significant and continually increasing cost of remaining a public company, and believes that there is no corresponding benefit to the Company and its shareholders. The Company is paying substantial expenses to be a public company, approximately $75,000 per year. However, there is no public market for the Company's shares and it is unlikely that there will be a public market for the Company's shares in the foreseeable future. Although the Company's shares are traded on the NASDAQ Over-the-Counter Bulletin Board, there are only sporadic trades and essentially no trading market. The Board has determined that the costs of remaining a public company are not justifiable, nor in the best interest of the Company and its shareholders. For this reason the Board is recommending that the Company cease to be a public company.


     In order that the Company's business operations can continue without the economic burden of being a public company, the shareholders are being asked to approve Articles of Merger and a Plan of Reorganization pursuant to which the Company and its operations would be merged with and into Anchor Holdings, Inc., a wholly-owned subsidiary of the Company ("Anchor Holdings"), and each share of Bishop Capital common stock would be automatically cancelled and converted into the right to receive one share of Anchor Holdings' common stock. Upon completion of the transaction, Anchor Holdings would be the surviving corporation, Bishop Capital would cease to exist, and the shareholders of Bishop Capital would be shareholders of Anchor Holdings. The transaction is intended to qualify as a tax-free reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended (the "Code"). No federal or state regulatory requirements must be complied with or approval obtained in connection with the transaction.

                               SUMMARY TERM SHEET


     This summary term sheet highlights selected information from this Proxy Statement about the proposed transaction. This summary term sheet may not contain all of the information that is important to you. For a more complete description of the transaction, you should carefully read this Proxy Statement and all of its Appendixes before you vote. For your convenience, we have directed your attention in parentheses to the location in this Proxy Statement where you can find a more complete discussion of each item listed below.

  o Pursuant to the transaction, the Company and its operations would be merged with and into Anchor Holdings and each share of Bishop Capital common stock would be automatically cancelled and converted into the right to receive one share of Anchor Holdings' common stock. (See Proposal Number 1 - "Mechanics of the Transaction.")


  o Upon completion of the transaction, Anchor Holdings would be the surviving corporation, Bishop Capital would cease to exist, and the shareholders of Bishop Capital would be shareholders of Anchor Holdings. (See Proposal Number 1 - "Mechanics of the Transaction.")

  o Anchor Holdings would continue to conduct the Company's current business operations, but would not be subject to the reporting requirements of the Securities and Exchange Act of 1934, as amended (the "1934 Act"), the increasing corporate governance and listing requirements, and the corresponding time and expense. (See Proposal Number 1 - "Reasons for the Transaction.")


  o The Company will file the Articles of Merger and Plan of Reorganization substantially in the form included as Appendix B to this Proxy Statement as soon as practical after the transaction is approved by the Company's shareholders, or at such other time as determined by the Board of Directors of the Company (the "Board") in its sole discretion. (See Proposal Number 1
    - "Mechanics of the Transaction.")

  o Anchor Holdings was formed as a Wyoming corporation in July 2001. Anchor Holdings' Amended and Restated Articles of Incorporation and Bylaws, copies of which are included as Appendixes C and D, respectively, to this Proxy Statement, are identical in all material respects to the Company's Articles of Incorporation, as amended, and Bylaws. (See Proposal Number 1 - "Anchor Holdings, Inc.")

  o The officers and directors of Anchor Holdings are the same as the current officers and directors of the Company. Anchor Holdings will be entering into an employment agreement with the current Chief Executive Officer and President of the Company. The terms of the employment agreement will be identical in all material respects to the Company's current employment agreement with its Chief Executive Officer and President. (See Interest of Certain Persons in Matters to Be Acted Upon and Proposal Number 1 - "Anchor Holdings, Inc.")

  o Upon the completion of the transaction, the Company will merge with and into Anchor Holdings, and the separate existence of Bishop Capital will cease. The title to all real estate and other property of the Company will vest in Anchor Holdings without reservation or impairment and Anchor Holdings will have all liabilities of both the Company and Anchor Holdings. Anchor Holdings will reflect the financial position and results of operations of Bishop Capital subsequent to the transaction. After the transaction, Anchor Holdings will provide year-end financial statements to shareholders upon written request. (See Proposal Number 1 - "Anchor Holdings, Inc.")


  o There are no material differences between the common shares of the Company and the common shares of Anchor Holdings. However, the shares of Anchor Holdings' common stock have not been registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state or foreign securities laws, and are "restricted securities" as defined under the 1933 Act. (See Proposal Number 1 - "Mechanics of the Transaction.")


  o In order to receive the shares of Anchor Holdings common stock, the shareholders must approve Proposal Number 1 at the Special Meeting, and each shareholder of the Company must complete, date and sign the Acknowledgment Letter that is included as Appendix E to this Proxy Statement. In order to expedite the receipt of Anchor Holdings common shares, the completed Acknowledgment Letter should be received at the Company's offices by _________, 2003. (See Proposal Number 1 - "Mechanics of the Transaction.")

  o Approval of the transaction will not affect any shareholder's percentage ownership or proportional voting power. (See Proposal Number 1 - "Mechanics of the Transaction.")

  o The transaction is intended to qualify as a tax-free reorganization pursuant to Section 368 of the Code. However, the transaction may be a taxable event under applicable state, local and foreign income and other tax laws. In addition, the tax consequences of the transaction may vary depending upon, among other things, the particular circumstances of the individual shareholder. (See Proposal Number 1 - "Federal Income Tax Consequences of the Transaction.")

  o Any shareholder who dissents from the transaction is entitled to the rights and remedies of dissenting shareholders as provided in Sections 17-16-1301 through 17-16-1331 of the Wyoming Business Corporation Act ("WBCA"), subject to compliance with the procedures set forth therein. A copy of Sections 17-16-1301 through 17-16-1331 of the WBCA is included as Appendix F to this Proxy Statement. (See Proposal Number 1 - "Dissenters' Rights.")

                              REVOCABILITY OF PROXY


     If the enclosed Proxy is executed and returned, it will be voted on the proposals as indicated by the shareholder. The shareholder may revoke the Proxy at any time prior to its use by notice in writing to Sherry L. Moore, Secretary of the Company, by executing a later dated Proxy and delivering it to the Company prior to the Meeting, or by voting in person at the Meeting.


                                  SOLICITATION

     The cost of preparing, assembling and mailing the Notice of Special Meeting, Proxy Statement and Proxy (the "Proxy Materials"), miscellaneous costs with respect to the Proxy Materials and solicitation of the Proxies will be paid by the Company. The Company also may use the services of its directors, officers and employees to solicit Proxies, personally or by telephone, telegraph, or other reasonable means, but at no additional salary or compensation. The Company intends to request banks, brokerage houses and other custodians, nominees and fiduciaries to forward copies of the Proxy Materials to those persons for whom they hold such shares and request authority for the execution of the Proxies, and will reimburse them for reasonable out-of-pocket expenses they incur.


                                VOTING SECURITIES

     Shareholders of record at the close of business on _______________, 2003 (the "Record Date") will be entitled to vote on all matters considered at the Meeting. On the Record Date, the Company had approximately 897,022 shares of common stock, $.01 par value, issued and outstanding. The holders of the common stock are entitled to one vote per share. The Company has no classes of voting securities outstanding other than its common stock. One-third of the issued and outstanding shares of all classes of voting securities entitled to vote, represented in person or by proxy, constitutes a quorum at any shareholders meeting. Broker non-votes and abstentions will be counted for purposes of determining a quorum; however, they will not be counted as votes cast. Therefore, such votes will not have the effect of a negative vote or a vote against any proposal.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Beneficial Owners
-----------------------------------------------

     The following table shows, as of __________, 2003, those persons known by the Company to be the beneficial owners of more than 5% of the Company's common stock:

                                           Amount and Nature
                   Name and Address          of Beneficial            Percent
Title of Class     of Beneficial Owner         Ownership              Of Class
--------------     -------------------         ---------              --------

 Common Stock      Robert E. Thrailkill         271,470                 30.2%
                   716 College View Drive
                   Riverton, WY 82501

Security Ownership of Management
--------------------------------

     The following table shows, as of _________, 2003, management's ownership of the Company's common stock:

                                           Amount and Nature
                   Name and Address          of Beneficial            Percent
Title of Class     of Beneficial Owner         Ownership              Of Class
--------------     -------------------         ---------              --------

Common Stock       Robert E. Thrailkill         271,470                 30.2%
                   716 College View Drive
                   Riverton, WY 82501


Common Stock       Robert J. Thrailkill         38,438                  4.3%
                   716 College View Drive
                   Riverton, WY 82501

Common Stock       Sherry L. Moore              20,625                  2.3%
                   716 College View Drive
                   Riverton, WY 82501

Common Stock       All officers and directors   330,533                 36.8%
                   as a group (three persons)


     The officers and directors have indicated their intention to vote in favor of the transaction.

            INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
            --------------------------------------------------------

     Anchor Holdings will be entering into an employment agreement with the current Chief Executive Officer and President of the Company. The terms of the employment agreement will be identical in all material respects to the Company's current employment agreement with its Chief Executive Officer and President.


                                   PROPOSAL 1

            APPROVAL OF ARTICLES OF MERGER AND PLAN OF REOGANIZATION
           WHEREBY THE COMPANY AND ITS OPERATIONS WILL BE MERGED WITH
                            AND INTO ANCHOR HOLDINGS

                           Reasons for the Transaction
                           ---------------------------

     Management has evaluated the significant and continually increasing cost of remaining a public company, and believes that there is no corresponding benefit to the Company and its shareholders. The Company is paying substantial expenses to be a public company, approximately $75,000 per year. However, there is no public market for the Company's shares and it is unlikely that there will be a public market for the Company's shares in the foreseeable future. Although the Company's shares are traded on the NASDAQ Over-the-Counter Bulletin Board, there are only sporadic trades and essentially no trading market. The Board has determined that the costs of remaining a public company are not justifiable, nor in the best interest of the Company and its shareholders. For this reason the Board is recommending that the Company cease to be a public company.


     The time incurred by management and the costs of professional fees incurred to accountants and lawyers to comply with the reporting requirements of the 1934 Act have substantially increased. The costs to be incurred to remain a public company will further increase because of two recent developments: (1) the enactment of the Sarbanes-Oxley Act of 2002; and (2) the National Association of Securities Dealers ("NASD") announcement of the abolition of the Over-the-Counter Bulletin Board ("OTC-BB") to be replaced by the to-be-formed Bulletin Board Exchange ("BBX").


These developments require, among other things that:


     1. The Company's Board of Directors have at least one independent director;

     2. The Company has an Audit Committee consisting of a majority of independent directors, at least one of which has defined financial expertise;


     3. A prescribed Audit Committee Charter be adopted and its provisions complied with by the Committee, including responsibility for internal accounting procedures and monitoring the Company's auditors;

     4. The Chief Executive Officer have the responsibility to conduct sufficient due diligence review to certify the accuracy of the Company's financial statements, and may have personal liability for any material inaccuracy; and

     5. Auditors and attorneys be subject to additional requirements and responsibilities, including heightened auditor independence and record keeping requirements and the responsibility of the Company's attorneys to report evidence of material securities violations to the Company's Chief Executive Officer, Audit Committee and/or the full Board of Directors.


     While certain of the foregoing requirements, including the independent director and Audit Committee requirements, do not apply to issuers whose securities are traded on the over-the-counter market ("OTC"), because the OTC market will cease to exist six months after the institution of the BBX, Bishop Capital would have to comply with the new BBX and Sarbanes-Oxley Act requirements or be relegated to the pink sheets.

     The costs to comply with these requirements would place a significant economic burden on the Company to remain a public company. It would have to compensate additional directors, Audit Committee members and its Chief Executive Officer for their significant services and the liabilities to which they would be subject. In addition, the Company would need to obtain director and officer liability insurance, if available, or provide for a contingency reserve of funds to retain the services of officers and directors. The Company anticipates having to pay increased accounting and legal fees as well.

     In order that the Company's business operations can continue without the economic burden of being a public company, the shareholders are being asked to approve Articles of Merger and a Plan of Reorganization pursuant to which the Company and its operations would be merged with and into Anchor Holdings, and each share of Bishop Capital common stock would be automatically cancelled and converted into the right to receive one share of Anchor Holdings' common stock. Upon completion of the transaction, Anchor Holdings would be the surviving corporation, Bishop Capital would cease to exist, and the shareholders of Bishop Capital would be shareholders of Anchor Holdings. The transaction is intended to qualify as a tax-free reorganization pursuant to Section 368 of the Code.


     In this manner, the Company would cease to exist, and Anchor Holdings, a non-public company owned by the Company's current shareholders, would conduct the Company's operations. Anchor Holdings would not be subject to the reporting requirements of the 1934 Act, the increasing corporate governance and listing requirements, and the corresponding time and expense.

                              Anchor Holdings, Inc.
                              ---------------------


     The Company formed Anchor Holdings, Inc. as a Wyoming corporation in July 2001. Anchor Holdings' Amended and Restated Articles of Incorporation and Bylaws, copies of which are included as Appendixes C and D, respectively to this Proxy Statement, are identical in all material respects to the Company's Articles of Incorporation, as amended, and Bylaws.

     The officers and directors of Anchor Holdings are the same as the current officers and directors of the Company.


     Anchor Holdings has adopted a Stock Bonus Plan, which is identical to the stock bonus portion of the Company's Stock Option and Stock Bonus Plan. A copy of Anchor Holdings' Stock Bonus Plan will be provided upon written request to the Company or Anchor Holdings.


     Anchor Holdings will be entering into an employment agreement with the Chief Executive Officer and President of the Company. The terms of the employment agreement will be identical in all material respects to the Company's current employment agreement with its Chief Executive Officer and President.


     Upon the completion of the transaction, the Company will merge with and into Anchor Holdings, and the separate existence of Bishop Capital will cease. The title to all real estate and other property of the Company will vest in Anchor Holdings without reservation or impairment and Anchor Holdings will have all liabilities of both the Company and Anchor Holdings. Anchor Holdings will reflect the financial position and results of operations of Bishop Capital subsequent to the transaction. After the transaction, Anchor Holdings will provide year-end financial statements to shareholders upon written request.



     Anchor Holding's offices are the same as the Company's offices and are located at 716 College View Drive, Riverton, Wyoming 82501, telephone number
(307) 856-3800.


     After the transaction, Anchor Holding will be primarily engaged in the development and sale of real estate and will have a royalty interest in a natural gas property.


                    Description of Anchor Holdings Securities
                    -----------------------------------------

     Anchor Holdings' authorized capital stock consists of 15,000,000 shares of common stock, $.01 par value, and 5,000,000 shares of preferred stock, no par value. As of __________, 2003, Anchor Holdings had __________ shares of common stock outstanding, all of which are owned by the Company, and no shares of preferred stock outstanding.

     Common Stock
     ------------

     Holders of Anchor Holdings' common stock are entitled to one vote for each share held of record on all matters on which shareholders may vote. Anchor Holdings' common stock does not have cumulative voting rights. Therefore, the holders of shares having more than 50% of the voting power, if they choose to do so, may elect all directors and the holders of the remaining shares would not be able to elect any directors. In the event of a voluntary or involuntary dissolution of Anchor Holdings, all shareholders are entitled to a pro rata distribution of assets remaining after payment of claims of creditors and dissolution preferences of any preferred stock. Anchor Holdings common stock has no conversion, redemption or sinking fund rights.

     Preferred Stock
     ---------------

     The Board of Directors of Anchor Holdings, without further action by the shareholders, is authorized to issue up to 5,000,000 shares of preferred stock in one or more series. The Board may, without shareholder approval, determine the dividend rates, redemption prices, preferences on dissolution or termination, conversion rights, voting rights and any other preferences. As of the date of this prospectus, the Board has not authorized any series of preferred stock, and there are no agreements or understandings for the issuance of any shares of preferred stock.

     Because of its broad discretion with respect to the creation and issuance of preferred stock without shareholder approval, the Board could adversely affect the voting power of the holders of Anchor Holdings common stock and, by issuing shares of preferred stock with certain voting, conversion and/or redemption rights, could delay, defer or prevent an attempt to obtain control of Anchor Holdings.

     Restricted Shares; No Market for Common Stock
     ---------------------------------------------

     There is no public market for the Company's common shares. The shares of Anchor Holdings' common stock have not been registered under the 1933 Act, or any state or foreign securities laws, and are "restricted securities" as defined under the 1933 Act. Although the Company's shares are traded on the NASDAQ Over-the-Counter Bulletin Board, there are only sporadic trades and essentially no trading market. The Company and Anchor Holdings do not intend to develop a public trading market for Anchor Holdings' common stock.

     Dividends
     ---------

     Subject to the rights of holders of any series of preferred stock, the holders of Anchor Holdings' common stock are entitled to receive dividends, when, as and if declared by the Board out of funds legally available for such purposes. Since inception, Anchor Holdings has not paid any dividends. However, Anchor Holdings does anticipate paying dividends out of future earnings, if any.


     Transfer Agent
     --------------

     Anchor Holdings will act as its own transfer agent.




                          Mechanics of the Transaction
                          ----------------------------

     There are currently 897,022 shares of Bishop Capital's common stock outstanding. Pursuant to the transaction, each share of Bishop Capital common stock would be automatically cancelled and converted into the right to receive one share of Anchor Holdings' common stock.

     The Company will file the Articles of Merger and Plan of Reorganization substantially in the form included as Appendix B to this Proxy Statement as soon as practical after the transaction is approved by the Company's shareholders. Provided, however, if there is a determination by the Board of Directors prior to the filing of the Articles of Merger and Plan of

Reorganization that the transaction is not in the best interests of the Company and its shareholders, the Company reserves the right not to proceed with the transaction. For example, if prior to the effective date of the transaction, an offer were made to purchase the Company, which the Board considered to be in the best interests of the Company and its shareholders, the Board might decide not to proceed with the transaction. In the event of such a determination, the Board would notify the shareholders by filing a Form 8-K or other report with the Securities and Exchange Commission and notify the shareholders by mail.

     Pursuant to the transaction, for each share of the Company's common stock, the holder thereof will receive one (1) share of Anchor Holdings' common stock. Approval of the transaction will not affect any shareholder's percentage ownership or proportional voting power. The transaction is not a "downstream" merger that would be accounted for as an acquisition of Bishop Capital's minority interest at fair value. Bishop Capital anticipates very few, if any, shareholders will exercise dissenters' rights.


     There are no material differences between the common shares of the Company and the common shares of Anchor Holdings. However, the shares of Anchor Holdings' common stock have not been registered under the 1933 Act, or any state or foreign securities laws, and are "restricted securities" as defined under the 1933 Act.


     In order to receive the shares of Anchor Holdings common stock, the shareholders must approve Proposal Number 1 at the Special Meeting, and each shareholder of the Company must complete, date and sign the Acknowledgment Letter that is included as Appendix E to this Proxy Statement. In order to expedite the receipt of Anchor Holdings common shares, the completed Acknowledgment Letter should be received at the Company's offices by _________, 2003.


         Upon receipt of executed Acknowledgment Letters, Anchor Holdings will prepare and mail the restricted Anchor Holdings share certificates to the Company's shareholders.


     Anchor Holdings will hold the shares of Anchor Holdings' common stock for which no Acknowledgment Letter is received for the benefit of the shareholders entitled to such shares.

     The Company will be merged with and into Anchor Holdings as soon as practical after the approval of the transaction, or such other date as determined by the Board in its sole discretion. After the transaction, Bishop Capital will cease to exist.


               Federal Income Tax Consequences of the Transaction
               --------------------------------------------------

     The following discussion describes all material federal income tax consequences relevant to the transaction. The discussion is based on the Code, existing and proposed Treasury regulations promulgated thereunder, rulings, administrative pronouncements and judicial decisions, changes to which could materially affect the tax consequences described herein and could be made on a retroactive basis.


     The receipt of Anchor Holdings common shares and subsequent merger of the Company with and into Anchor Holdings, and the subsequent receipt of Anchor Holdings common shares, is intended to qualify as a tax-free reorganization pursuant to
Section 368 of the Code.


     In general, a shareholder will not recognize a gain or a loss for federal income tax purposes in connection with the transaction. However, the transaction may be a taxable transaction under applicable state, local and foreign income and other tax laws.

     In addition, the tax consequences of the transaction may vary depending upon, among other things, the particular circumstances of the shareholder. For example, there may be tax consequences to shareholders: (a) who acquired common stock pursuant to the exercise of employee stock options or other compensation arrangements with the Company; (b) who are not citizens or residents of the United States; or (c) who are subject to special tax treatment under the Code (such as dealers in securities, insurance companies, other financial institutions, regulated investment companies and shareholders who hold their shares as part of a hedge, straddle, or conversion transaction).


     THE TAX DISCUSSION SET FORTH ABOVE IS INCLUDED FOR GENERAL INFORMATION ONLY. TO THE INDIVIDUAL NATURE OF TAX CONSEQUENCES, SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM OF THE TRANSACTION, INCLUDING THE EFFECTS OF APPLICABLE STATE, LOCAL OR FOREIGN INCOME OR OTHER TAX LAWS OR FEDERAL TAX LAWS OTHER THAN THOSE PERTAINING TO INCOME TAX.

                               Dissenters' Rights
                               ------------------

     Under Wyoming law, each shareholder of the Company has the right to dissent from the consummation of the transaction and receive payment of the fair value of their common stock ("Dissenters' Rights"). Shareholders wishing to exercise their Dissenters' Rights must carefully comply with the applicable procedures set forth in Article 13 of the Wyoming Business Corporations Act ("WBCA"), which are summarized below. Shareholders who fail to follow the specific requirements of Article 13 will lose the right to payment of the fair value of their shares and will instead receive the consideration offered as part of the transaction. Appendix F to this Proxy Statement contains a complete copy of Article 13 of the WBCA. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the transaction, excluding any appreciation or depreciation in anticipation of the transaction unless that exclusion would be inequitable. We strongly encourage you to read the attached Appendix F for a complete understanding of your rights.


     THE FOLLOWING PARAGRAPHS SUMMARIZE THE PROCEDURES FOR DISSENTING SHAREHOLDERS PRESCRIBED BY ARTICLE 13 OF THE WBCA AND THE FULL TEXT OF ARTICLE 13 IS INCLUDED AS APPENDIX F TO THIS PROXY STATEMENT. WE ENCOURAGE YOU TO READ THIS STATUTE AND/OR CONTACT YOUR LEGAL COUNSEL FOR A MORE COMPLETE UNDERSTANDING OF YOUR RIGHTS AND DUTIES.

     Wyoming law provides that each record or beneficial shareholder of the Company is entitled to dissent from the transaction and demand payment of the fair value of their shares of common stock. A shareholder wishing to exercise Dissenters' Rights must (1) prior to a shareholder vote on the transaction, deliver to the Company written notice of his or her intent to demand payment for shares when and if the shareholders approve the transaction, and (2) either abstain from voting on or vote against the transaction. A shareholder who votes in favor of the transaction may not exercise Dissenters' Rights. A beneficial shareholder as defined by the WBCA must cause the record shareholder to notify the Company of his or her intent to dissent and demand payment. A beneficial shareholder should contact his or her record shareholder who owns the beneficial shareholder's shares for instructions on how to dissent.

     Within ten days after the transaction becomes effective, the Company must deliver a written dissenter's notice (the "Dissenter's Notice") to all shareholders who properly deliver written notice of their intent to demand payment and who also either abstain from voting on or vote against the transaction. In the Dissenter's Notice, the Company must (1) state where the Company will receive payment demands and the stock certificates, (2) inform holders of uncertificated shares to what extent transfer of shares will be restricted after the payment demand is received, (3) supply a form which the dissenting shareholder may use to demand payment, (4) set the date by which the Company must receive the payment demand and the stock certificates, which cannot be less than 30 nor more than 60 days after the delivery of the Dissenter's Notice, and (5) include a copy of Article 13 of the WBCA.


     Furthermore, the Dissenter's Notice may require that all beneficial shareholders of the dissenting shares, if any, certify that they have asserted or will assert their Dissenters' Rights.


     After receiving the Dissenter's Notice a shareholder must demand payment in writing and deposit any stock certificates according to the instructions in the Dissenter's Notice. Any shareholders who fail to demand payment in writing or properly deposit stock certificates will not be entitled to the fair value of their shares. A shareholder's demand for payment and the deposit of any stock certificates is irrevocable except as provided in the WBCA. Once a shareholder demands payment, and, in the case of certified shares, deposits the certificates with the Company, he or she may not transfer his or her shares. However, if the effective time of the transaction does not occur within 60 days after the date the Company sets as the day by which a shareholder must demand payment, the Company must return the deposited shares and lift the transfer restrictions, and send a new Dissenter's Notice to the shareholders.

     Upon the later of the effective date of the transaction, or upon receipt of a demand for payment by a dissenting shareholder, the Company must pay each dissenting shareholder who properly demands payment and deposits his or her stock certificates the amount the Company estimates to be the fair value of such shares, plus accrued interest. The payment must be accompanied by (1) the Company's balance sheet for the fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, a statement of change in shareholders' equity for that year, and the latest available interim financial statement; (2) a statement of the Company's estimate of the fair value of the shares; (3) an explanation of how the estimate was calculated; (4) a statement of the dissenting shareholder's right to demand payment if he or she rejects the Company's estimate of the fair value of the shares; and (5) a copy of Article 13 of the WBCA.


     A dissenting shareholder may reject the Company's valuation of the fair value of the shares if: (1) the dissenting shareholder believes that the amount paid or offered is less than the fair value of the shares or that the interest due is incorrectly calculated; (2) the Company fails to make payment within 60 days after the date set for demanding payment; or (3) the Company does not return the deposited stock certificates within the time specified by the WBCA. In order to reject the Company's estimation of fair value, the shareholder must notify the Company of his or her rejection in writing within 30 days after the Company makes or offers to pay each dissenting shareholder. This notification must include either the shareholder's own estimate of the fair value of his or her shares and the amount of interest due, and demand payment of their estimate, less any payment already made by the Company, or a demand for payment of the fair value of the shares and interest due. In the event a demand for payment remains unresolved, the Company may commence a court proceeding to determine the fair value of the shares and accrued interest within 60 days after receiving the payment demand from a dissenting shareholder.

                 Vote Required For Approval of Proposal Number 1
                 -----------------------------------------------

     For the approval of the transaction, a majority vote in favor of the Proposal by the outstanding shares entitled to vote thereon shall be required to approve the Proposal. Abstentions will be counted for purposes of establishing a quorum only. Only those votes cast for the Proposal will be counted as votes in favor or affirmative votes. On ___________, 2003, the Board of Directors approved the transaction.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF PROPOSAL NUMBER 1.

                          TRANSACTION OF OTHER BUSINESS

     At the date of this Proxy Statement, the only business that the Board of Directors intends to present or knows that others will present at the Special Meeting is as set forth above. If any other matter or matters are properly brought before the Special Meeting, or any continuation, postponement or adjournment thereof, it is the intention of the persons named in the accompanying form of Proxy to vote the Proxy on such matters in accordance with their best judgment.


                                            By Order  of the Board of Directors



                                            -----------------------------------
                                                 Robert E. Thrailkill
                                                 Chairman of the Board



Notice Date:  __________, 2003

                                   APPENDIX A


                         SPECIAL MEETING OF SHAREHOLDERS
                   TO BE HELD ON __________, __________, 2003

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     KNOW ALL MEN BY THESE PRESENTS: That the undersigned shareholder of Bishop Capital Corporation (the "Company") hereby constitutes and appoints Robert E. Thrailkill and Sherry L. Moore, or either of them, as attorneys and proxies to appear, attend and vote all of the shares of the common stock of Bishop Capital Corporation standing in the name of the undersigned at the Special Meeting of Shareholders of Bishop Capital Corporation, to be held at the Company's offices at 716 College View Drive, Riverton, Wyoming, on __________, __________, 2003, at ____ __.m. Mountain Time, and at any adjournment or adjournments thereof. Management will vote its proxies to adjourn the meeting, if necessary, to insure that sufficient votes are obtained. The Company proposes the following matters:

     1. In order that the Company's business operations can continue without the economic burden of being a public company, the shareholders are being asked to approve Articles of Merger and a Plan of Reorganization pursuant to which the Company and its operations would be merged with and into Anchor Holdings, Inc., a wholly-owned subsidiary of the Company ("Anchor Holdings"), and each share of Bishop Capital common stock would be automatically cancelled and converted into the right to receive one share of Anchor Holdings' common stock. Upon completion of the transaction, Anchor Holdings would be the surviving corporation, Bishop Capital would cease to exist, and the shareholders of Bishop Capital would be shareholders of Anchor Holdings. The transaction is intended to qualify as a tax-free reorganization pursuant to Section 368 of the Internal Revenue Code of 1986, as amended.

              For          _______

              Against      _______


              Abstain      _______


     2. Such other business as may properly come before the Meeting, or any adjournment or adjournments thereof.


THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED HEREON WITH RESPECT TO PROPOSAL NUMBER 1. IF NO SPECIFICATION IS MADE, THE SHARES REPRESENTED HEREBY WILL BE VOTED FOR PROPOSAL NUMBER 1. THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE DISCRETION OF THE PROXIES ON ANY OTHER BUSINESS.

Please check if you intend to be present at the Special Meeting. _____

Please mark, date and sign your name exactly as it appears hereon and return the Proxy in the enclosed envelope as promptly as possible. It is important to return this Proxy properly signed in order to exercise your right to vote if you do not attend the Meeting and vote in person. When signing as agent, partner, attorney, administrator, guardian, trustee or in any other fiduciary or official capacity, please indicate your title. If stock is held jointly, each joint owner must sign.


Date:_____________, 2003                Address if different from that on label:



-----------------------------           -------------------------------------
Signature(s)                            Street Address


-----------------------------           -------------------------------------
Print Name                              City, State and Zip Code


-----------------------------
Number of Shares

                                   APPENDIX B


                  ARTICLES OF MERGER AND PLAN OF REORGANIZATION

                                       OF

                           BISHOP CAPITAL CORPORATION
                             (a Wyoming corporation)

                                      INTO

                              ANCHOR HOLDINGS, INC.
                             (a Wyoming corporation)

                              _______________, 2003

     The undersigned, Robert E. Thrailkill, being the Chairman of the Board, Chief Executive Officer and President of Bishop Capital Corporation, a Wyoming corporation ("Bishop Capital"), and of Anchor Holdings, Inc., a Wyoming corporation ("Anchor Holdings"), does hereby certify:

     1. The name of the corporation to be merged is Bishop Capital Corporation, a Wyoming corporation ("Bishop Capital"). The subsidiary corporation, Anchor Holdings, Inc., a Wyoming corporation, ("Anchor Holdings") is the surviving corporation.

     2. The designation and number of outstanding shares of Anchor Holdings are _____ common shares, $.01 par value, each of which is entitled to one vote, and all of which are owned by Bishop Capital. These Articles of Merger and Plan of Reorganization were approved by Bishop Capital as sole shareholder of Anchor Holdings on ________, 2003. Accordingly, the number of votes cast for the these Articles of Merger and Plan of Reorganization by each voting group was sufficient for approval by that voting group.

     3. The designation and number of outstanding shares of Bishop Capital are __________ common shares, $.01 par value, each of which is entitled to one vote. At the Special Meeting of Shareholders of Bishop Capital held on ________, 2003, the total number of votes indisputably represented at the meeting was _______ and the total number of votes cast for and against these Articles of Merger and Plan of Reorganization were _______ and ______, respectively. Accordingly, the number of votes cast for these Articles of Merger and Plan of Reorganization by each voting group entitled to vote thereon at the Special Meeting was sufficient for approval by that voting group.

     4. The number of shares of Bishop Capital and Anchor Holdings are not subject to change prior to the effective date of the merger.

     5.   The terms and conditions of the proposed merger are as follows:

          (a) Upon the effective date, each share of Bishop Capital common stock shall be automatically cancelled and converted into the right to receive one share of Anchor Holdings' common stock.

          (b) The directors and officers of Bishop Capital on the effective date of the merger shall be the directors and officers of Anchor Holdings.

          (c) The bylaws of Anchor Holdings on the effective date of the merger shall continue to be the bylaws of Anchor Holdings.

          (d) The effect of the merger shall be the effect described in Section 17-16-1106 of the Wyoming Business Corporation Act.

     6. The merger of Bishop Capital into Anchor Holdings is permitted by the laws of the state of Wyoming and is in compliance therewith.

     7. The merger shall be effective upon the filing of these Articles of Merger and Plan of Reorganization with the Secretary of State of the State of Wyoming.

     8. These Articles of Merger and Plan of Reorganization were approved by the respective Boards of Directors of Bishop Capital and Anchor Holdings on _________, 2003.

     IN WITNESS WHEREOF, the undersigned hereby signs these Articles and affirms the statements made herein as true under the penalties of perjury this ____ day of _________, 2003.


                                            BISHOP CAPITAL CORPORATION



                                            By:  /s/
                                               -------------------------------
                                                      Robert E. Thrailkill,
                                                      Chairman of the Board,
                                                      Chief Executive Officer
                                                      and President


                                            ANCHOR HOLDINGS, INC.



                                            By:  /s/
                                               -------------------------------
                                                      Robert E. Thrailkill,
                                                      Chairman of the Board,
                                                      Chief Executive Officer
                                                      and President

                                   APPENDIX C


                 AMENDED AND RESTATED ARTICLES OF INCORPORATION

                                       OF

                              ANCHOR HOLDINGS, INC.

                               ____________, 2003

     These Amended & Restated Articles of Incorporation were approved by Bishop Capital Corporation, a Wyoming corporation, as sole shareholder of Anchor Holdings, Inc., a Wyoming corporation, on _________, 2003. The designation and number of outstanding shares of Anchor Holdings, Inc. are _____ common shares, $.01 par value, each of which is entitled to one vote, and all of which are owned by Bishop Capital Corporation. Accordingly, the number of votes cast for these Amended & Restated Articles of Incorporation by each voting group entitled to vote separately on these Amended and Restated Articles was sufficient for approval by that voting group.

     These Amended & Restated Articles of Incorporation amend, consolidate, restate and supercede original Articles of Incorporation of Anchor Holdings, Inc., formerly known as Madden Wyoming, Inc., and all previous amendments and supplements thereto. The undersigned does hereby sign, verify and authorize the delivery to the Secretary of State of the State of Wyoming of these Amended and Restated Articles of Incorporation.

                                    ARTICLE I

                                      NAME

     The name of the corporation shall be:

          Anchor Holdings, Inc.

                                   ARTICLE II

                        REGISTERED AGENT NAME AND ADDRESS

     The Registered Agent shall be Bishop Capital Corporation and the address is:

                        Bishop Capital Corporation
                        Attn: Robert E. Thrailkill, President
                        716 College View Drive
                        Riverton, Wyoming 82501

                                   ARTICLE III

                                     CAPITAL

     The total number of shares of all classes or capital stock which the corporation shall have authority to issue is 20,000,000 shares, of which 5,000,000 shares shall be shares of Preferred Stock, no par value per share and 15,000,000 shares shall be shares of Common Stock, $0.01 par value per share.

     (a) Preferred Stock. The designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the Preferred Stock, the establishment of different series of Preferred Stock, and variations in the relative rights and preferences as between different series shall be established in accordance with the Wyoming Business Corporation Act by the Board of Directors.

     (b) Common Stock. The holders of Common Stock shall have and possess all rights as shareholders of the corporation, including such rights as may be granted elsewhere by these Articles of Incorporation, except as such rights may be limited by the preferences, privileges and voting powers, and the restrictions and limitations of the Preferred Stock.

     Subject to preferential dividend rights, if any, of the holders of Preferred Stock, dividends upon the Common Stock may be declared by the Board of Directors and paid out of any funds legally available therefor at such times and in such amounts as the Board of Directors shall determine.

     The capital stock of the corporation may be issued as dividends to other classes of security holders of the corporation or any of its parents, affiliates or subsidiaries.

     The capital stock shall not be subject to assessment to pay the debts of the corporation.

     Any stock of the corporation may be issued for money, property, services rendered, labor done, cash advances for the corporation, or for any other assets of value in accordance with the action of the Board of Directors, whose judgment as to value received in return therefor shall be conclusive and said stock, when issued, shall be fully paid and nonassessable.

                                   ARTICLE IV

                              NO PREEMPTIVE RIGHTS

     A shareholder of the corporation shall not be entitled to a preemptive right to purchase, subscribe for, or otherwise acquire any unissued or treasury shares of stock of the corporation, or any options or warrants to purchase, subscribe for or otherwise acquire any such unissued or treasury shares, or any shares, bonds, notes, debentures, or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued or treasury shares.

                                    ARTICLE V

                                CUMULATIVE VOTING

     A shareholder of the corporation shall not be entitled to cumulative voting.

                                   ARTICLE VI

                               BOARD OF DIRECTORS

     The business and affairs of this corporation shall be managed by a Board of Directors which shall have all authority granted to it by the Wyoming Business Corporation Act. The number of directors may from time to time be increased or decreased in such manner as shall be provided by the Bylaws of this corporation. So long as the number of directors shall be less than three, no shares of this corporation may be issued and held of record by more shareholders than there are directors. Any shares issued in violation of this paragraph shall be null and void. In the event there are less than three directors, this provision shall also constitute a restriction on the transfer of shares.

     The initial board of directors of the corporation shall consist of two directors, and the names and addresses of the persons who shall serve as directors until the first annual meeting of shareholders or until their successors are elected and shall qualify are:

     Robert E. Thrailkill         716 College View Drive
                                  Riverton, Wyoming 82501

     Robert J. Thrailkill         716 College View Drive
                                  Riverton, Wyoming 82501

     In the event that the Board of Directors consists of six or more members, the Board shall be divided into three classes, as equal in number as the then total number of members of the Board. Prior to the first annual meeting of shareholders wherein the Board shall consist of six or more members, the Board shall divide itself into three classes which shall be denominated as Class One, Class Two and Class Three. At the first annual meeting of shareholders held subsequent to the increase in the number of directors to six or more members, the persons nominated as Class One directors shall be elected to hold office for a term expiring at the next succeeding annual meeting and until their successors have been duly elected or until death, resignation or removal. Persons nominated for election as Class Two directors shall be elected to hold office for a term expiring at the second succeeding annual meeting and until their successors have been duly elected or until death, resignation or removal. Persons nominated for election as Class Three directors shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors have been duly elected or until death, resignation or removal. At all meetings thereafter, directors to be elected to the class then being elected shall be elected to hold office for a term expiring at the third succeeding annual meeting and until their successors have been duly elected or until death, resignation or removal, except for directors being elected solely by a series of preferred stock, if the resolution defining the rights of such series specifically states that the directors being elected by the holders of that series of preferred stock shall be elected to serve only until the next annual meeting of shareholders and until their successors have been duly elected or until death, resignation, or removal. Any vacancies in the Board for any increase in the number of directors may be filled by the Board acting by a majority of the directors then in office, although less than a quorum, and any directors so chosen shall hold office until the next election of the class for which such directors shall have been chosen and until their successors shall be elected or until death, resignation or removal. No decrease in the number of directors shall shorten the term of any incumbent director.

     Notwithstanding any other provisions of these Articles of Incorporation or the Bylaws of the corporation (and notwithstanding the fact that some lesser percentage may be specified by law, these Articles of Incorporation or the Bylaws of the corporation), the affirmative vote of the holders of 75% or more of the total votes of the shares entitled to vote generally in the election of directors (considered for this purpose as one class) shall be required to amend, alter, change or repeal this Article VI of the Articles of Incorporation.

                                   ARTICLE VII

                                 INDEMNIFICATION

     The corporation shall indemnify any person who is or was a director to the maximum extent provided by statute.

     The corporation shall indemnify any person who is or was an officer, employee or agent of the corporation who is not a director to the maximum extent provided by law, or to a greater extent if consistent with law and if provided by resolution of the corporation's shareholders or directors, or in a legally binding contract.

     The corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the corporation and who while a director, officer, employee, fiduciary or agent of the corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, fiduciary or agent of any other foreign or domestic corporation, partnership, limited liability company, joint venture, trust, other enterprise or employee benefit plan against any liability asserted against or incurred by such person in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify such person against such liability under the provisions of the statute.

                                  ARTICLE VIII

                        LIMITATION OF DIRECTOR LIABILITY

     A director of the corporation shall not be personally liable to the corporation or its shareholders, for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the corporation or to its shareholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct for a knowing violation of law. (iii) for acts specified under Section 17-16-833 of the Wyoming Business corporation Act or any amended or successor provision thereof, or (iv) for any transaction from which the director derived an improper personal benefit. If the Wyoming Business Corporation act is amended after this

Article is adopted to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the corporation shall be eliminated or limited to the fullest extent permitted by the Wyoming Business Corporation Act as so amended.

     Any repeal or modification of the foregoing paragraph by the shareholders of the corporation shall not adversely affect any right or protection of a director of the corporation existing at the time of such repeal or modification.

                                   ARTICLE IX

                             CORPORATE OPPORTUNITIES

     The officers, directors and other members of management of this corporation shall be subject to the doctrine of corporate opportunities only insofar as it applies to business opportunities in which this corporation has expressed an interest as determined from time to time by the corporation's Board of Directors as evidenced by resolutions appearing in the corporation's minutes. When such areas of interest are delineated, all such business opportunities within such areas of interest which come to the attention of the officers, directors and other members of management of this corporation shall be disclosed promptly to this corporation and made available to it. The Board of Directors may reject any business opportunity presented to it and thereafter any officer, director, or other member of management may avail themselves of such opportunity. Until such time as this corporation, through its Board of Directors, has designated an area of interest, the officers, directors and other members of management of this corporation shall be free to engage in such areas of interest on their own and the provisions hereof shall not limit the rights of any officer, director or other member of management of this corporation to continue a business existing prior to the time that such area of interest is designated by this corporation. This provision shall not be construed to release any employee of the corporation (other than an officer, director or number of management) from any duties which he may have to the corporation.

                                    ARTICLE X

                           COMPROMISES WITH CREDITORS

     Whenever a compromise or arrangement is proposed by the corporation between it and its creditors or any class of them, and/or between said corporation and its shareholders or any class of them, any court of equitable jurisdiction may, on the application in a summary way by said corporation, or by a majority of its stock, or on the application of any receiver or receivers appointed for said corporation, or on the application of trustees in dissolution, order a meeting of the creditors or class of creditors and/or of the shareholders or class of shareholders of said corporation, as the case may be, to be notified in such manner as the said court decides. If a majority in number, representing at least three-fourths in amount of the creditors or class of creditors, and/or the holders of the majority of the stock or class of stock of said corporation, as the case may be, agree to any compromise or arrangement and/or to any reorganization of said corporation, as a consequence of such compromise or arrangement, the said compromise or arrangement and/or the said application has been made, be binding upon all the creditors or class of creditors, and/or on all the shareholders or class of shareholders of said corporation, as the case may be, and also on said corporation.

                                   ARTICLE XI

                            MEETINGS OF SHAREHOLDERS

     Meetings of the shareholders shall be held at such time and place as provided in the Bylaws of the corporation. At all meetings of the shareholders, one-third of all shares entitled to vote at the meeting shall constitute a quorum.

                                   ARTICLE XII

                             VOTING OF SHAREHOLDERS

     With respect to any action to be taken by shareholders of this corporation which pursuant to statute requires the vote of two-thirds of the outstanding shares entitled to vote thereon, a vote or concurrence of the holders of a majority of the outstanding shares of the shares entitled to vote thereon, or of any class or series, shall be required.

     Dated this ___ day of ________, 2003.

                                            ANCHOR HOLDINGS, INC.



                                            By:  /s/  Robert E. Thrailkill
                                               --------------------------------
                                                      Robert E. Thrailkill,
                                                      Chairman of the Board,
                                                      Chief Executive Officer
                                                      and President

                                   APPENDIX D


                              ANCHOR HOLDINGS, INC.

                                     BYLAWS

                                    ARTICLE I
                                     OFFICES

     The principal office of Anchor Holdings, Inc. (the "Corporation") shall be located in the State of Wyoming. The Corporation may have such other offices or relocate its principal office either within or without the State of Wyoming as the Board of Directors of the Corporation (the "Board") may designate or as the business of the Corporation may require.

     The registered office of the Corporation in the Articles of Incorporation (the "Articles") need not be identical with the principal office in the State of Wyoming.

                                   ARTICLE II
                                  SHAREHOLDERS

     Section 1. Annual Meeting. The annual meeting of the shareholders shall be held each year on a date and at a time and place to be determined by resolution of the Board, for the purpose of electing directors and for the transaction of such other business as may come before the meeting. If the election of directors shall not be held on the day designated for the annual meeting of the shareholders, or at any adjournment thereof, the Board shall cause the election to be held at a special meeting of the shareholders.

     Section 2. Special Meetings. Special meetings of the shareholders for any purpose, unless otherwise provided for by statute, may be called by the President, the Board or by the President at the request of the holders of not less than one-tenth of all the shares of the Corporation entitled to vote at the meeting.

     Section 3. Place of Meeting. The Board may designate any place, either within or without the State of Wyoming, as the place of meeting for any annual or special meeting. If no designation is made, the place of meeting shall be the registered office of the Corporation in the State of Wyoming.

     Section 4. Notice of Meeting. Written notice, stating the place, day and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be delivered, as the laws of the State of Wyoming shall provide.

     Section 5. Fixing of Record Date. For the purpose of determining shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or shareholders entitled to receive payment of any dividend, or in order to make a determination of shareholders for any other proper purpose, the Board may fix in advance a date (the "Record Date") for any such determination of shareholders, which date shall be not more than 50 days prior to the date on which the particular action requiring such determination of shareholders is to be taken. If the Board fixes no Record Date, the Record Date for any such purpose shall be ten days before the date of such meeting or action. The Record Date determined for the purpose of ascertaining the number of shareholders entitled to notice of or to vote at a meeting may not be less than ten days prior to the meeting. When a Record Date has been determined for the purpose of a meeting, the determination shall apply to any adjournment thereof.

     Section 6. Quorum. If less than a quorum of the outstanding shares as provided for in the Articles is represented at a meeting, such meeting may be adjourned without further notice for a period, which shall not exceed 60 days. At such adjourned meeting, at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. Once a quorum is present at a duly organized meeting, the shareholders present may continue to transact business until adjournment, notwithstanding any departures of shareholders during the meeting, which leave less than a quorum.

     Section 7. Voting of Shares. Each outstanding share entitled to vote shall be entitled to one vote upon each matter submitted to a vote at a meeting of shareholders.

     Section 8. Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the Corporation before or at the time of the meeting. No proxy shall be valid after 11 months from the date of its execution, unless otherwise provided in the proxy. Proxies shall be in such form as shall be required by the Board and as set forth in the notice of meeting and/or proxy or information statement concerning such meeting.

     Section 9. Voting of Shares by Certain Holders. Shares standing in the name of another corporation may be voted by agent or proxy as the bylaws of such corporation may prescribe or, in the absence of such provision, as the Board of Directors of such corporation may determine as evidenced by a duly certified copy of either the bylaws or corporate resolution.

     Neither treasury shares nor shares held by another corporation, if the majority of the shares entitled to vote for the election of directors of such other corporation is held by the Corporation, shall be voted at any meeting or counted in determining the total number of outstanding shares at any given time.

     Shares held by an administrator, executor, guardian or conservator might be voted by such fiduciary, either in person or by proxy, without a transfer of such shares into the name of such fiduciary. Such trustee, either in person or by proxy, may vote shares standing in the name of a trustee but no trustee shall be entitled to vote shares held by a trustee without a transfer of the shares into such trust.

     Shares standing in the name of a receiver may be voted by such receiver and shares held by or under the control of a receiver may be voted by such receiver, without the transfer thereof into the name of such receiver if authority so to do is contained in an appropriate order of the court by which the receiver was appointed.

     A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred on the books of the Corporation into the name of the pledgee, and there after the pledgee shall be entitled to vote the shares so transferred.

     Section 10. Action by Consent of all Shareholders. Any action required to be taken, or which may be taken at a meeting of the shareholders may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Such written consent or consents shall be filed with the minutes of the Corporation. Such action by written consent of all entitled to Vote shall have the same force and effect as a unanimous vote of such shareholders.

     Section 11. Inspectors. The Board may, in advance of any meeting of shareholders, appoint one or more inspectors to act at such meeting or any adjournment thereof. If the inspectors shall not be so appointed or if any of them shall fail to appear or act, the chairman of the meeting may appoint inspectors. Each inspector, before entering upon the discharge of his duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his ability. The inspectors shall determine the number of shares outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, the validity and effect of proxies and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the result and do such acts as are proper to conduct the election or vote with fairness to all shareholders. On request of the chairman of the meeting or any shareholder entitled to vote thereat, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them.

                                   ARTICLE III
                               BOARD OF DIRECTORS

     Section 1. General Powers. The Board shall have the power to manage the business and affairs of the Corporation in such manner as it sees fit. In addition to the powers and authorities expressly conferred upon it, the Board may do all lawful acts, which are not directed to be done by the shareholders by statute, by the Articles or by these Bylaws.

     Section 2. Number, Tenure and Qualifications. The number of directors of the Corporation shall be three. Each director shall hold office until the next annual meeting of shareholders and until a successor director has been elected and qualified, or until the death, resignation or removal of such director. Directors need not be residents of the State of Wyoming or shareholders of the Corporation.

     Section 3. Regular Meetings. A regular meeting of the Board shall be held, without other notice than this Bylaw, immediately after and at the same place as the annual meeting of shareholders. The Board may provide, by resolution, the time and place, either within or without the State of Wyoming, for the holding of additional regular meetings, without other notice than such resolution.

     Section 4. Special Meetings. Special meetings of the Board may be called by or at the request of the President or any two directors. The person or persons authorized to call special meetings of the Board may fix any place, either within or without the State of Wyoming, as the place for holding any special meeting of the Board called by them.

     Section 5. Telephonic Meetings. Members of the Board and committees thereof may participate and be deemed present at a meeting by means of conference telephone or similar communications equipment by which all persons participating in the meeting can hear each other at the same time.

     Section 6. Notice. Notice of any special meeting of the Board shall be given by telephone, telegraph or written notice sent by mail. Notice shall be delivered at least one day prior to the meeting (five days before the meeting if the meeting is held outside the State of Wyoming) if given by telephone, telegram or if, delivered personally. If notice is given by telegram, such notice shall be deemed to be delivered when the telegram is delivered to the telegraph company. Written notice may be delivered by mail to each director at such director's business or home address and if mailed shall be delivered at least five days prior to the meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail so addressed with postage thereon prepaid. Any director may waive notice of any meeting. The attendance of a director at a meeting shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board need be specified in the notice or waiver of notice of such meeting.

     Section 7. Quorum. A majority of the total membership of the Board shall constitute a quorum for the transaction of business at any meeting of the Board, but if a quorum shall not be present at any meeting or adjournment thereof, a majority of the directors present may adjourn the meeting without further notice.

     Section 8. Action by Consent of All Directors. Any action required to be taken, or which may be taken at a meeting of the Board may be taken without a meeting, if a consent in writing, setting forth the action so taken, shall be signed by all of the directors entitled to vote with respect to the subject matter thereof. Such written consent or consents shall be filed with the minutes of the Corporation. Such action by written consent of all entitled to vote should have the same force and effect as a unanimous vote of such directors at a meeting of directors at which a quorum is present.

     Section 9. Manner of Acting. The act of a majority of the directors present at a meeting at which a quorum is present shall be an act of the Board.

     The order of business at any regular or special meeting of the Board shall be:

     1. Record of those present.

     2. Secretary's proof of notice of meeting, if notice is not waived.

     3. Reading and disposal of unapproved minutes, if any.

     4. Reports of officers, if any.

     5. Unfinished business, if any.

     6. New business.

     7. Adjournment.

     Section 10. Vacancies. Any vacancy occurring in the Board by reason of an increase in the number specified in these Bylaws, or for any other reason, may be filled by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board may remain at the time such meeting considering filling such vacancies is held.

     Section 11. Compensation. By resolution of the Board, the directors may be paid their expenses, if any, for attendance at each meeting of the Board and may be paid a fixed sum for attendance at each meeting of the Board and a stated salary as director. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefore or from receiving compensation for any extraordinary or unusual services as a director.

     Section 12. Presumption of Assent. A director of the Corporation who is present at a meeting of the Board at which action on any corporate matter is taken shall be presumed to have assented to the action taken unless the dissent of such director shall be entered in the minutes of the meeting, filed in writing with the person acting as the Secretary of the meeting before the adjournment thereof or forwarded by registered mail to the Secretary of the Corporation immediately after the meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

     Section 13. Executive or Other Committees. The Board, by resolution adopted by a majority of the entire Board, may designate among its members an executive committee and one or more other committees, each of which, to the extent provided in the resolution, shall have all of the authority of the Board, but no such committee shall have the authority of the Board in reference to amending the Articles, adopting a plan of merger or consolidation, recommending to the shareholders the sale, lease, exchange or other disposition of all or substantially all of the property and assets of the Corporation otherwise than in the usual and regular course of its business, recommending to the shareholders a voluntary dissolution of the Corporation or a revocation thereof, or amending the Bylaws. The designation of such committees and the delegation thereto of authority shall not operate to relieve the Board, or any member thereof, of any responsibility imposed by law.

     Any action required to be taken, or which may be taken at a meeting of a committee designated in accordance with this Section of the Bylaws, may be taken without a meeting, if a consent in writing setting forth the action so taken shall be signed by all those entitled to vote with respect to the subject matter thereof. Such written consent or consents shall be filed with the minutes of the Corporation. Such action by written consent of all entitled to vote shall have the same force and effect as a unanimous vote of such persons.

     Section 14. Resignation of Officers and Directors. Any director or officer may resign at any time by submitting a resignation in writing. Such resignation takes effect from the time of its receipt by the Corporation unless a date or time is fixed in the resignation, in which case it will take effect from that time. Acceptance of the resignation shall not be required to make it effective.

                                   ARTICLE IV
                                    OFFICERS

     Section 1. Number. The officers of the Corporation shall be a President, a Secretary and a Treasurer, all of whom shall be executive officers and each of whom shall be elected by the Board, and such other officers as the Board may designate from time to time. A Chairman of the Board, Chairman of the Board/Chief Executive Officer and one or more Vice Presidents shall be executive officers if the Board so determines by resolution. Such other officers and assistant officers, as may be deemed necessary, shall be designated administrative assistant officers and may be appointed and removed as the Chief Executive Officer decides. The same person may hold any two or more offices.

     Section 2. Election and Term of Office. The Board at its first meeting held after each annual meeting of the shareholders or at a convenient time soon thereafter shall elect the executive officers of the Corporation, to be elected by the Board, annually. Each executive officer shall hold office until the resignation of such officer or a successor shall be duly elected and qualified, until the death of such executive officer, or until removal of such officer in the manner herein provided.

     Section 3. Removal. Any officer or agent elected or appointed by the Board may be removed by the Board whenever, in its judgment, the best interests of the Corporation would be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed.

     Section 4. Vacancies. A vacancy in any executive office because of death, resignation, removal, disqualification or otherwise may be filled by the Board for the unexpired portion of the term.

     Section 5. The Chairman of the Board. If a Chairman of the Board (the "Chairman") shall be elected by the Board, the Chairman shall preside at all meetings of the shareholders and of the Board. The Chairman may sign, with the officers authorized by the Chief Executive Officer or the Board, certificates for the shares of the Corporation and shall perform such other duties as from time to time are assigned by the Chief Executive Officer or the Board. The Chairman of the Board may be elected as the Chief Executive Officer, in which case the Chairman shall perform the duties hereinafter set forth in Article IV,
Section 7, of these Bylaws.

     Section 6. The President. The President may sign, with the officers authorized by the Chief Executive Officer or the Board, certificates for shares of the Corporation and shall perform such other duties as from time to time are assigned by the Chief Executive Officer or the Board. The President may be elected as the Chief Executive Officer of the Corporation, in which case, the President shall perform the duties hereinafter set forth in Article IV, Section 7, of these Bylaws.

     Section 7. The Chief Executive Officer. If the Board shall elect no Chairman, the President shall be the Chief Executive Officer of the Corporation. If the Board elects a Chairman, the Board shall designate, as between the Chairman and the President, who shall be the Chief Executive Officer. The Chief Executive Officer shall be, subject to the control of the Board, in general charge of the affairs of the Corporation. The Chief Executive Officer may sign, with the other officers of the Corporation authorized by the Board, deeds, mortgages, bonds, contracts or other instruments whose execution the Board has authorized, except in cases where the signing and execution thereof shall be expressly delegated by the Board or these Bylaws to some officer or agent of the Corporation, or shall be required by law to be otherwise signed or executed.

     Section 8. The Vice President. In the absence of the President or in the event of the death or inability to act of the President, the Vice President shall perform the duties of the President, and when so acting shall have all the powers of and be subject to all the restrictions upon the President. In the event there is more than one Vice President, the Vice Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election, shall perform the duties of the President and, when so acting, shall have all the powers of and shall be subject to all the restrictions upon the President. Any Vice President may sign, with the other officers authorized by the Chief Executive Officer or the Board certificates for shares of the Corporation and shall perform such other duties as from time to time may be assigned by the Chief Executive Officer or the Board.

     Section 9. The Secretary. Unless the Board otherwise directs, the Secretary shall keep the minutes of the shareholders' and directors' meetings in one or more books provided for that purpose. The Secretary shall also see that all notices are duly given in accordance with the law and the provisions of the Bylaws; be custodian of the corporate records and the seal of the Corporation; affix the seal or direct its affixing to all documents, the execution of which on behalf of the Corporation is duly authorized; keep a list of the address of each shareholder; sign, with the other officers authorized by the Chief Executive Officer or the Board, certificates for shares of the Corporation; have charge of the stock transfer books of the Corporation and perform all duties incident to the office of Secretary and such other duties as from time to time may be assigned by the Chief Executive Officer or by the Board.

     Section 10. The Treasurer. If required by the Board, the Treasurer shall give a bond for the faithful discharge of his duties in such sum and with such surety or sureties, as the Board shall determine. The Treasurer shall have charge and custody of and be responsible for all funds and securities of the Corporation, receive and give receipts for monies due and payable to the Corporation from any source whatsoever and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected in accordance with the provisions of the Bylaws. The Treasurer may sign, with the other officers authorized by the Chief Executive Officer or the Board, certificates for shares of the Corporation and shall perform all duties incident to the office of Treasurer and such other duties as from time to time may be assigned by the Chief Executive Officer or the Board.

     Section 11. Assistant Officers. The Chief Executive Officer may appoint such other officers and agents, as may be necessary or desirable for the business of the Corporation. Such other officers shall include one or more Assistant Secretaries and Treasurers who shall have the power and authority to act in place of the officer for whom they are elected or appointed as an assistant in the event of the officer's inability or unavailability to act in his official capacity. The Assistant Secretary or Secretaries or Assistant Treasurer or Treasurers may sign, with the other officers authorized by the Chief Executive Officer or the Board, certificates for shares of the Corporation. The Assistant Treasurer or Treasurers shall, if required by the Board, give bonds for the faithful discharge of their duties in such sums and with such sureties as the Board shall determine. The Assistant Secretaries and Assistant Treasurers, in general, shall perform such duties as shall be assigned to them by the Secretary or the Treasurer, respectively, or by the Chief Executive Officer or the Board.

     Section 12. Salaries. The Board shall fix the salaries of the executive officers and no officer shall be prevented from receiving such salary by reason of the fact that such officer is also a director of the Corporation. The President shall fix the salaries of the administrative assistant officers.

                                    ARTICLE V
                      CONTRACTS, LOANS, CHECKS AND DEPOSITS

     Section 1. Contracts. The Board may authorize any officer or officers, agent or agents, to enter into any contract on behalf of the Corporation and such authority may be general or confined to specific instances.

     Section 2. Checks, Drafts, Etc. All checks, drafts or other orders for the payment of money, notes or other evidence of indebtedness, issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents, of the Corporation and in such manner as shall from time to time be determined by resolution of the Board.

     Section 3. Deposits. All funds of the Corporation not otherwise employed shall be deposited from time to time to the credit of the Corporation in such banks, trust companies or other depositories as the Board may select.

                                   ARTICLE VI
                           CERTIFICATES FOR SECURITIES
                               AND THEIR TRANSFER

     Section 1. Certificates for Securities. Certificates representing securities of the Corporation (the "Securities") shall be in such form as shall be determined by the Board. To be effective, such certificates for Securities (the "Certificates") shall be signed by the President or a Vice President and the Secretary or an Assistant Secretary of the Corporation. Any or all of the signatures may be facsimiles if the Certificate is either countersigned by the transfer agent, or countersigned by the facsimile signature of the transfer agent and registered by the written signature of an officer of any company designated by the Board as registrar of transfers so long as that officer is not an employee of the Corporation.

     A Certificate signed or impressed with the facsimile signature of an officer, who ceases by death, resignation or otherwise to be an officer of the Corporation before the Certificate is delivered by the Corporation, is valid as though signed by a duly elected, qualified and authorized officer, provided that such Certificate is countersigned by the signature of the transfer agent or facsimile signature of the transfer agent of the Corporation and registered as aforesaid.

     All Certificates shall be consecutively numbered or otherwise identified. Certificates shall state the jurisdiction in which the Corporation is organized, the name of the person to whom the Securities are issued, the designation of the series, if any, and the par value of each share represented by the Certificate, or a statement that the shares are without par value. The name and address of the person to whom the Securities represented thereby are issued, the number of Securities, and date of issue, shall be entered on the security transfer books of the Corporation.

     All Certificates surrendered to the Corporation for transfer shall be canceled and no new Certificate shall be issued until the former Certificate for a like number of shares shall have been surrendered and canceled, except that, in case of a lost, destroyed or mutilated Certificate, a new one may be issued therefore upon such terms and indemnity to the Corporation as the Board may prescribe.

     Section 2. Transfer of Securities. Transfer of Securities shall be made only on the security transfer books of the Corporation by the holder of record thereof, by the legal representative of the holder who shall furnish proper evidence of authority to transfer, or by an attorney authorized by a power of attorney which was duly executed and filed with the Secretary of the Corporation and a surrender for cancellation of the Certificate for such shares. The person in whose name Securities stand on the books of the Corporation shall be deemed by the Corporation to be the owner thereof for all purposes.

                                   ARTICLE VII

                                   FISCAL YEAR

     The fiscal year of the Corporation shall be determined by resolution of the Board.

                                  ARTICLE VIII
                                    DIVIDENDS

     The Board may declare, and the Corporation may pay in cash, stock or other property, dividends on its outstanding shares in the manner and upon the terms and conditions provided by law and its Articles.

                                   ARTICLE IX
                                      SEAL

     The Board shall provide a corporate seal, circular in form, having inscribed thereon the corporate name, the state of incorporation and the word "Seal." The seal on Securities, any corporate obligation to pay money or any other document may be by facsimile, or engraved, embossed or printed.

                                    ARTICLE X
                                WAIVER OF NOTICE

     Whenever any notice is required to be given to any shareholder or director of the Corporation under the provisions of these Bylaws or under the provisions of the Articles or under the provisions of the applicable laws of the State of Wyoming, a waiver thereof in writing, signed by the person or persons entitled to such notice, whether before, at or after the time stated therein, shall be deemed equivalent to the giving of such notice.

                                   ARTICLE XI
                                 INDEMNIFICATION

     The Corporation shall have the power to indemnify any director, officer, employee or agent of the Corporation or any person serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise to the fullest extent permitted by the Wyoming Business Corporation Act.

                                   ARTICLE XII
                                   AMENDMENTS

     These Bylaws may be altered, amended, repealed or replaced by new bylaws by the Board at any regular or special meeting of the Board.

                                  ARTICLE XIII
                          UNIFORMITY OF INTERPRETATION
                                AND SEVERABILITY

     These Bylaws shall be so interpreted and construed as to conform to the Articles and the statutes of the State of Wyoming or of any other state in which conformity may become necessary by reason of the qualification of the Corporation to do business in such foreign state, and where conflict between these Bylaws and the Articles or a statute has arisen or shall arise, the Bylaws shall be considered to be modified to the extent, but only to the extent, conformity shall require. If any Bylaw provision or its application shall be deemed invalid by reason of the said nonconformity, the remainder of the Bylaws shall remain operable in that the provisions set forth in the Bylaws are severable.

                                   APPENDIX E


                             ACKNOWLEDGEMENT LETTER






Robert E. Thrailkill, President
Bishop Capital Corporation
716 College View Drive
Riverton, WY 82501

Re:  Bishop Capital Corporation Merger With and into Anchor Holdings, Inc.

Dear Mr. Thrailkill:


     I acknowledge and understand that in connection with the merger of Bishop Capital Corporation ("Bishop Capital" or the "Corporation") with and into Anchor Holdings, Inc. ("Anchor Holdings"), as set forth in the Proxy Statement of Bishop Capital dated ________, 2003:

     1. Upon the effective date of the merger, my shares of Bishop Capital common stock shall be automatically cancelled and converted into the right to receive an equal number of shares (the "Shares") of Anchor Holdings' common stock;


     2. The Shares have not been registered under the Securities Act of 1933, as amended (the "Act") or any state or foreign securities laws;

     3. Anchor Holdings will place an appropriate restrictive legend or legends on any certificates evidencing the Shares, and any certificates issued in replacement or exchange therefore, and will cause its stock transfer records to note such restrictions;

     4. I cannot sell the Shares unless they are registered under the Act and any applicable state securities laws or unless an exemption from such registration requirements is available;

     5. Anchor Holdings is the only person which may register the Shares under the Act and any state securities statutes, and Anchor Holdings does not intend to register the Shares under the Act or any state securities statutes; and

     6. I will not sell, transfer, assign or otherwise dispose of the Shares without registration under the Act and any applicable state securities laws, unless exemptions from such registration requirements are available, the availability of which must be established to the reasonable satisfaction of Anchor Holdings and its counsel or unless the Shares are subsequently registered.

Robert E. Thrailkill, President
Bishop Capital Corporation
__________, 2003
Page 2

     Any certificate representing the Shares, and any other notice, communication, request, instruction or other document with respect to Anchor Holdings, may be delivered to the following address:


                     ---------------------------------------

                     ---------------------------------------

                     ---------------------------------------





                                            ----------------------------------
                                            (Signature)

                                            Name:
                                                 -----------------------------

                                            Title (if applicable)
                                                                 -------------

                                            Date:               , 2003
                                                 ---------------


         Telephone number:
                          --------------------------------------

         Social Security Number
         or Tax Payer ID No.:
                             -----------------------------------

                                   APPENDIX F


                                   ARTICLE 13
                               DISSENTERS' RIGHTS

   17-16-1301.  Definitions.

     (a) As used in this article:

          (i) "Beneficial shareholder" means the person who is a beneficial owner of shares held in a voting trust or by a nominee as the record shareholder;

          (ii) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving, new, or acquiring corporation by merger, consolidation, or share exchange of that issuer;

          (iii) "Dissenter" means a shareholder who is entitled to dissent from corporate action under W.S. 17-16-1302 and who exercises that right when and in the manner required by W.S. 17-16-1320 through 17-16-1328;

          (iv) "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable;

          (v) "Interest" means interest from the effective date of the coeporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans, or, if none, at a rate that is fair and equitable under all the circumstances;

          (vi) "Record shareholder" means the person in whose names shares are registered in the records of a corporation or the beneficial owner of shares to the extent of the rights granted by a nominee certificate on file with a corporation;

          (vii) "Shareholder" means the record shareholder or the beneficial shareholder.

   17-16-1302.  Right to dissent.

     (a) A shareholder is entitled to dissent from, and to obtain payment of the fair value of his shares in the event of, any of the following corporate actions:

          (i) Consummation of a plan of merger or consolidation to which the corporation is a party if:

               (A) Shareholder approval is required for the merger or the consolidation by W.S. 17-16-1103 or 17-16-1111 or the articles of incorporation and the shareholder is entitled to vote on the merger or consolidation; or

               (B) The corporation is a subsidiary that is merged with its parent under W.S. 17-16-1104.

          (ii) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired, if the shareholder is entitled to vote on the plan;

          (iii) Consummation of a sale or exchange of all, or substantially all, of the property of the corporation other than in the usual and regular course of business, if the shareholder is entitled to vote on the sale or exchange, including a sale in dissolution, but not including a sale pursuant to court order or a sale for cash pursuant to a plan by which all or substantially all of the net proceeds of the sale will be distributed to the shareholders within one
(1) year after the date of sale;

          (iv) An amendment of the articles of incorporation that materially and adversely affects rights in respect of a dissenter's shares because it:

               (A)  Alters or abolishes a preferential right of the shares;

               (B) Creates, alters or abolishes a right in respect of redemption, including a provision respecting a sinking fund for the redemption or repurchase, of the shares;

               (C) Alters or abolishes a preemptive right of the holder of the shares to acquire shares or other securities;

               (D) Excludes or limits the right of the shares to vote on any matter, or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

                                       2

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               (E) Reduces the number of shares owned by the shareholder to a fraction of a share if the fractional share so created is to be acquired for cash under W.S. 17-16-604.

          (v) Any corporate action taken pursuant to a shareholder vote to the extent the articles of incorporation, bylaws, or a resolution of the board of directors provides that voting or nonvoting shareholders are entitled to dissent and obtain payment for their shares.

     (b) A shareholder entitled to dissent and obtain payment for his shares under this article may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

   17-16-1303.  Dissent by nominees and beneficial owners.

     (a) A record shareholder may assert dissenters' rights as to fewer than all all the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one (1) person and notifies the corporation in writing of the name and address of each person on whose behalf he asserts dissenters' rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different shareholders.

     (b) A beneficial shareholder may assert dissenters' rights as to shares held on his behalf only if:

          (i) He submits to the corporation the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and

          (ii) He does so with respect to all shares of which he is the beneficial shareholder or over which he has power to direct the vote.

   17-16-1320.  Notice of dissenters' rights.

     (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, the meeting notice shall state that shareholders are or may be entitled to assert dissenters' rights under this article and be accompanied by a copy of this article.

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     (b) If corporate action creating dissenters' rights under W.S. 17-16-1302 is taken without a vote of shareholders, the corporation shall notify in writing all shareholders entitled to assert dissenters' rights that the action was taken and send them the dissenters' notice described in W.S. 17-16-1322.

   17-16-1321.  Notice of intent to demand payment.

     (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall deliver to the corporation before the vote is taken written notice of his intent to demand payment for his shares if the proposed action is effectuated and shall not vote his shares in favor of the proposed action.

     (b) A shareholder who does not satisfy the requirements of subsection (a) of this section is not entitled to payment for his shares under this article.

   17-16-1322.  Dissenters' notice.

     (a) If proposed corporate action creating dissenters' rights under W.S. 17-16-1302 is authorized at a shareholders' meeting, the corporation shall deliver a written dissenters' notice to all shareholders who satisfied the requirements of W.S. 17-16-1321.

     (b) The dissenters' notice shall be sent no later than ten (10) days after the corporate action was taken, and shall:

          (i) State where the payment demand shall be sent and where and when certificates for certificated shares shall be deposited;

          (ii) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received;

          (iii) Supply a form for demanding payment that includes the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action and requires that the person asserting dissenters' rights certify whether or not he acquired beneficial ownership of the shares before that date;

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          (iv) Set a date by which the corporation shall receive the payment demand, which date may not be fewer than thirty (30) nor more than sixty (60) days after the date the notice required by subsection (a) of this section is delivered; and

          (v)   Be accompanied by a copy of this article.

   17-16-1323.  Duty to demand payment.

     (a) A shareholder sent a dissenters' notice described in W.S. 17-16-1322 shall demand payment, certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenters' notice pursuant to W.S. 17-16-1322(b)(iii), and deposit his certificates in accordance with the terms of the notice.

     (b) The shareholder who demands payment and deposits his share certificates under subsection (a) of this section retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

     (c) A shareholder who does not demand payment or deposit his share certificates where required, each by the date set in the dissenters' notice, is not entitled to payment for his shares under this article.

   17-16-1324.  Share restrictions.

     (a) The corporation may restrict the transfer of uncertificated shares from the date the demand for their payment is received until the proposed corporate action is taken or the restrictions released under W.S. 17-16-1326.

     (b) The person for whom dissenters' rights are asserted as to uncertificated shares retains all other rights of a shareholder until these rights are cancelled or modified by the taking of the proposed corporate action.

   17-16-1325.  Payment.

     (a) Except as provided in W.S. 17-16-1327, as soon as the proposed corporate action is taken, or upon receipt of a payment demand, the corporation shall pay each dissenter who complied with W.S. 17-16-1323 the amount the corporation estimates to be the fair value of his shares, plus accrued interest.

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     (b) The payment shall be accompanied by:

          (i) The corporation's balance sheet as of the end of a fiscal year ending not more than sixteen (16) months before the date of payment, an income statement for that year, a statement of changes in shareholders' equity for that year, and the latest available interim financial statements, if any;

          (ii) A statement of the corporation's estimate of the fair value of the shares;

          (iii)  An explanation of how the interest was calculated;

           (iv) A statement of the dissenter's right to demand payment under W.S. 17-16-1328; and

           (v) A copy of this article.

   17-16-1326.  Failure to take action.

     (a) If the corporation does not take the proposed action within sixty (60) days after the date set for demanding payment and depositing share certificates, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares.

     (b) If after returning deposited certificates and releasing transfer restrictions, the corporation takes the proposed action, it shall send a new dissenters' notice under W.S. 17-16-1322 and repeat the payment demand procedure.

   17-16-1327.  After-acquired shares.

     (a) A corporation may elect to withhold payment required by W.S. 17-16-1325 from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenters' notice as the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action.

     (b) To the extent the corporation elects to withhold payment under subsection (a) of this section, after taking the proposed corporate action, it shall estimate the fair value of the shares, plus accrued interest, and shall pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenter's right to demand payment under W.S. 17-16-1328.

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   17-16-1328.  Procedure if shareholder dissatisfied with payment or offer.

     (a) A dissenter may notify the corporation in writing of his own estimate of the fair value of his shares and amount of interest due, and demand payment of his estimate, less any payment under W.S. 17-16-1325, or reject the corporation's offer under W.S. 17-16-1327 and demand payment of the fair value of his shares and interest due, if:

          (i) The dissenter believes that the amount paid under W.S. 17-16-1325 or offered under W.S. 17-16-1327 is less than the fair value of his shares or that the interest due is incorrectly calculated;

          (ii) The corporation fails to make payment under W.S. 17-16-1325 within sixty (60) days after the date set for demanding payment; or

          (iii) The corporation, having failed to take the proposed action, does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares within sixty (60) days after the date set for demanding payment.

     (b) A dissenter waives his right to demand payment under this section unless he notifies the corporation of his demand in writing under subsection (a) of this section within thirty (30) days after the corporation made or offered payment for his shares.

   17-16-1330.  Court action.

     (a) If a demand for payment under W.S. 17-16-1328 remains unsettled, the corporation shall commence a proceeding within sixty (60) days after receiving the payment demand and petition the court to determine the fair value of the shares and accrued interest. If the corporation does not commence the proceeding within the sixty (60) day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

     (b) The corporation shall commence the proceeding in the district court of the county where a corporation's principal office, or if none in this state, its registered office, is located. If the corporation is a foreign corporation

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without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign corporation was located.

     (c) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unsettled parties to the proceeding as in an action against their shares and all parties shall be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.

     (d) The jurisdiction of the court in which the proceeding is commenced under subsection (b) of this section is plenary and exclusive. The court may appoint one (1) or more persons as appraisers to receive evidence and recommend decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in the amendment to it. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.

     (e) Each dissenter made a party to the proceeding is entitled to judgment for:

          (i) The amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the corporation; or

          (ii) The fair value, plus accrued interest, of his after-acquired shares for which the corporation elected to withhold payment under W.S. 17-16-1327.

   17-16-1331.  Court costs and counsel fees.

     (a) The court in an appraisal proceeding commenced under W.S. 17-16-1330 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the costs against the corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under W.S. 17-16-1328.

     (b) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:

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          (i) Against the corporation and in favor of any or all dissenters if the court finds the corporation did not substantially comply with the requirements of W.S. 17-16-1320 through 17-16-1328; or

          (ii) Against either the corporation or a dissenter, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.

     (c) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to these counsel reasonable fees to be paid out of the amounts awarded the dissenters who were benefited.

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